UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 3, 2026

Date of Report (Date of earliest event reported)

DBV Technologies S.A.

(Exact name of registrant as specified in its charter)

France	001-36697	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

107 avenue de la République 92320 Châtillon France	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +33 1 55 42 78 78

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.10 per share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing five ordinary shares, nominal value €0.10 per share	DBVT	The Nasdaq Stock Market LLC

*	Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 3, 2026, in connection with the shareholder vote at the Annual General Meeting (as defined below), the shareholders of the Company amended the Company’s bylaws (statuts), effective immediately.

Articles 18 and 21 of the bylaws have been modified to comply with the provisions of French law decree nº2026-94 of February 13, 2026, regarding the Ordinary Share Record Date. Article 15 of the bylaws has been amended to set the age limit for the Chief Executive Officer at 70 years, providing that no person aged 70 or over may be appointed as Chief Executive Officer and that, when such age limit is reached during the term of office, the duties of the Chief Executive Officer shall automatically cease at the end of the Ordinary General Meeting of Shareholders convened to approve the financial statements for the financial year in which the Chief Executive Officer reaches the age limit.

The foregoing description is qualified in its entirety by reference to the full text of the bylaws, the English translation of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 3, 2026, the Company held its Annual Combined Meeting of Shareholders (“Annual General Meeting”). At the Annual General Meeting, the Company’s shareholders voted on the thirty-nine proposals set forth below. The voting results with respect to each matter voted upon at the Annual General Meeting are set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on May 11, 2026.

Within the authority of the Ordinary Shareholders’ Meeting:

1.	The resolution approving the annual financial statements for the year ended December 31, 2025 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
190,121,468	499,104	109,298

2.	The resolution approving the consolidated financial statements for the year ended December 31, 2025 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
190,120,075	499,182	110,613

3.	The resolution allocating income for the year ended December 31, 2025 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
190,083,191	517,230	129,449

4.	The resolution allocating the accumulated deficit to the “Additional paid-in capital” was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
189,903,938	686,203	139,729

5.	The resolution regarding the statutory auditors’ special report on regulated agreements was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
189,953,469	643,692	132,709

6.	The resolution regarding the renewal of the term of office of KPMG, as statutory auditor, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
190,030,444	559,162	140,264

7.	The resolution ratifying the provisional appointment of Ms. Philina Lee, as director, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
189,933,070	576,503	220,297

8.	The resolution renewing Mr. Michael J. Goller, as director, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
184,088,474	6,434,694	206,702

9.	The resolution renewing Mr. Daniel Tassé, as director, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
189,963,580	572,553	193,737

10.	The resolution renewing Ms. Maïlys Ferrère, as director, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
184,843,380	5,679,732	206,758

11.

The resolution approving the information set out in section I of Article L.22-10-9 of the French Commercial Code on the compensation of corporate officers for the year ended December 31, 2025 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
186,194,144	4,392,687	143,039

12.

The resolution approving the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Mr. Michel de Rosen, Chairman of the Board of Directors, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
189,809,255	745,457	175,158

13.

The resolution approving the fixed, variable and non-recurring components of overall compensation and benefits of all types paid or assigned during the year ended December 31, 2025, to Mr. Daniel Tassé, Chief Executive Officer, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,542,147	27,019,628	168,095

14.	The resolution regarding the advisory opinion on the compensation of named executive officers other than the Chief Executive Officer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,642,700	26,944,966	142,204

15.	The resolution regarding the increase of the total remuneration (annual budget) allocated to Directors was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
189,507,135	1,133,707	89,028

16.	The resolution approving the compensation policy for the Chairman of the Board of Directors for the year ending December 31, 2026, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,853,126	26,746,610	130,134

17.	The resolution approving the compensation policy for the Directors for the year ending December 31, 2026, was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,712,437	26,888,763	128,670

18.	The resolution approving the compensation policy for the Chief Executive Officer and Deputy Chief Executive Officer for the year ending December 31, 2026 was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,659,650	26,938,208	132,012

19.

The resolution authorizing the Board of Directors to buy back company shares on the Company’s behalf pursuant to Article L.22-10-62 of the French Commercial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
190,044,199	578,978	106,693

Within the authority of the Extraordinary Shareholders’ Meeting:

20.

The resolution delegating to the Board of Directors to reduce the share capital by cancellation of shares pursuant to Article L.22-10-62 of the French Commercial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
178,709,924	11,905,250	114,696

21.

The resolution delegating authority to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares with preferential subscription rights was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,957,492	26,604,297	168,081

22.

The resolution delegating authority to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer excluding the offers set out in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code, and/or as consideration for securities in the context of a public exchange offer was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,540,160	27,013,589	176,121

23.

The resolution delegating authority to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities, and/or securities giving access to equity securities to be issued, without preferential subscription rights by means of a public offer referred to in paragraph 1 of Article L.411-2 of the French Monetary and Financial Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,511,162	27,041,733	176,975

24.

The resolution delegating powers to the Board of Directors to issue ordinary shares and/or equity securities giving access to other equity securities or to the allocation of debt securities and/or securities giving access to ordinary shares, without preferential subscription rights in favor of one or more persons specifically designated by the Board of Directors was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,479,331	27,045,946	204,593

25.

The resolution delegating authority to the Board of Directors to issue ordinary shares, giving, as the case may be, access to ordinary shares or the allocation of debt securities (of the Company or a group company) and/or securities giving access to ordinary shares (of the Company or a group company), without preferential subscription rights in favor of a category of persons satisfying determined characteristics was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,482,259	27,043,570	204,041

26.

The resolution delegating authority to the Board of Directors to decide on the issue of ordinary shares to be issued immediately or in the future by the Company, without preferential subscription rights in favor of a category of persons satisfying determined characteristics within the framework of an equity financing agreement on the United States stock market known as “At-The-Market” or “ATM Program” was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,591,321	26,997,592	140,957

27.

The resolution delegating authority to the Board of Directors to increase the number of securities to be issued in the event of a capital increase with or without preferential subscription rights, in the event of excess demand was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,648,862	26,941,679	139,329

28.

The resolution delegating to the Board of Directors to increase the share capital by issuance of ordinary shares and/or securities giving access to the share capital within the limits set by the applicable legal and regulatory provisions on the date of the capital increase in consideration for contributions in kind of securities or securities giving access to the share capital was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,704,689	26,896,892	128,289

29.	The resolution delegating authority to the Board of Directors to decide on any merger-absorption, spin-off or partial contribution of assets was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
151,575,334	38,969,127	185,409

30.

The resolution delegating authority to the Board of Directors to issue ordinary shares giving, as the case may be, access to ordinary shares or to the allocation of debt securities (of the Company or of a group company), and/or securities giving access to ordinary shares (of the Company or of a group company), in the context of a merger, spin-off or partial contribution of assets decided by the Board of Directors pursuant to the delegation referred to in the twenty-ninth resolution was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
173,977,797	16,563,371	188,702

31.

The resolution regarding the overall limit on the maximum authorized amounts set under the twenty-second, twenty-third, twenty-fourth, twenty-fifth, twenty-sixth, twenty-eighth and thirtieth resolutions was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
189,934,713	641,446	153,711

32.	The resolution delegating authority to the Board of Directors to increase the capital by means of the incorporation of reserves, profits and/or premiums was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
188,531,612	2,064,866	133,392

33.

The resolution delegating authority to the Board of Directors to increase the capital by the issue of ordinary shares and/or securities giving access to the share capital, without preferential subscription rights in favor of the members of a company savings plan pursuant to Articles L.3332-18 and seq. of the French Labor Code was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
181,766,144	8,830,270	133,456

34.

The resolution delegating authority to the Board of Directors to issue warrants (BSA), subscription and/or acquisition of new and/or existing warrants (BSAANE) and/or subscription and/or acquisition of new and/or existing redeemable warrants (BSAAR) without preferential subscription rights in favor of a category of persons was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,608,590	26,993,131	128,149

35.

The resolution authorizing the Board of Directors to allocate for free existing and/or to be issued shares to employees and/or certain corporate officers of the Company or related companies or economic interest groups was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
163,776,980	26,880,444	72,446

36.

The resolution authorizing the Board of Directors to grant stock options to employees and/or certain officers of the Company or related companies or economic interest groups was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
171,812,106	18,843,706	74,058

37.	The resolution regarding the overall limit on the maximum authorized amounts set under the thirty-fifth and thirty-sixth resolutions was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
189,978,750	621,387	129,733

38.	The resolution ratifying the amendment to Article 18 and Article 21 of the Company’s bylaws was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
181,924,828	8,643,388	161,654

39.	The resolution regarding the amendment to Article 15 of the Company’s bylaws to set the age limit for the Chief Executive Officer at 70 years was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
175,397,495	15,184,713	147,662

Within the authority of the Ordinary Shareholders’ Meeting:

40.	The resolution regarding powers to complete formalities was approved, based on the following votes:

Voted For	Voted Against	Vote Withheld
190,077,851	525,038	126,981

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated By-laws (statuts) of DBV Technologies S.A. (English Translation)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2026	DBV TECHNOLOGIES S.A.

	By:	/s/ Virginie Boucinha
	Name:	Virginie Boucinha
	Title:	Chief Financial Officer